EXHIBIT 10(l)(i)







                   SUMMARY OF THE EXTENSION OF THE EXECUTIVE LIABILITY AND
                    INDEMNIFICATION POLICY NO. 81035379(D) (THE "POLICY")








The Policy has been extended from June 11, 1993 to June 11, 1994.
 The annual premium is $218,750.